                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Each person whose signature appears below authorizes Paul R. Skubic, Chairman of the Board and President, to execute in the name of each such person who is then an officer or director of the registrant, and to file, the 2003 Harris Preferred Capital Corporation Annual Report to the Securities and Exchange Commission on Form 10-K pursuant to the requirements of the Securities Exchange Act of 1934.






/s/ David Blockowicz
--------------------------                        --------------------------
David Blockowicz                                  Delbert Wacker
Director                                          Director






--------------------------                        --------------------------
Frank M. Novosel                                  Forrest M. Schneider
Director                                          Director







--------------------------
Paul R. Skubic
Director

                               POWER OF ATTORNEY

     Each person whose signature appears below authorizes Paul R. Skubic, Chairman of the Board and President, to execute in the name of each such person who is then an officer or director of the registrant, and to file, the 2003 Harris Preferred Capital Corporation Annual Report to the Securities and Exchange Commission on Form 10-K pursuant to the requirements of the Securities Exchange Act of 1934.







--------------------------                        --------------------------
David Blockowicz                                  Delbert Wacker
Director                                          Director





/s/ Frank M. Novosel
--------------------------                        --------------------------
Frank M. Novosel                                  Forrest M. Schneider
Director                                          Director







--------------------------
Paul R. Skubic
Director

                               POWER OF ATTORNEY

     Each person whose signature appears below authorizes Paul R. Skubic, Chairman of the Board and President, to execute in the name of each such person who is then an officer or director of the registrant, and to file, the 2003 Harris Preferred Capital Corporation Annual Report to the Securities and Exchange Commission on Form 10-K pursuant to the requirements of the Securities Exchange Act of 1934.







--------------------------                        --------------------------
David Blockowicz                                  Delbert Wacker
Director                                          Director






--------------------------                        --------------------------
Frank M. Novosel                                  Forrest M. Schneider
Director                                          Director






/s/ Paul R. Skubic
--------------------------
Paul R. Skubic
Director

                               POWER OF ATTORNEY

     Each person whose signature appears below authorizes Paul R. Skubic, Chairman of the Board and President, to execute in the name of each such person who is then an officer or director of the registrant, and to file, the 2003 Harris Preferred Capital Corporation Annual Report to the Securities and Exchange Commission on Form 10-K pursuant to the requirements of the Securities Exchange Act of 1934.






                                                  /s/ Delbert Wacker
--------------------------                        --------------------------
David Blockowicz                                  Delbert Wacker
Director                                          Director






--------------------------                        --------------------------
Frank M. Novosel                                  Forrest M. Schneider
Director                                          Director







--------------------------
Paul R. Skubic
Director

                               POWER OF ATTORNEY

     Each person whose signature appears below authorizes Paul R. Skubic, Chairman of the Board and President, to execute in the name of each such person who is then an officer or director of the registrant, and to file, the 2003 Harris Preferred Capital Corporation Annual Report to the Securities and Exchange Commission on Form 10-K pursuant to the requirements of the Securities Exchange Act of 1934.







--------------------------                        --------------------------
David Blockowicz                                  Delbert Wacker
Director                                          Director





                                                  /s/ Forrest M. Schneider
--------------------------                        --------------------------
Frank M. Novosel                                  Forrest M. Schneider
Director                                          Director







--------------------------
Paul R. Skubic
Director